Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

	Company Name	Place of Incorporation
1.	1 SB Lessee LLC	Delaware
2.	2377 Collins Commercial Condominium Association, Inc.	Florida
3.	48123 VBS OP LLC	Delaware
4.	Airport Hotels LLC	Delaware
5.	Ameliatel LP	Delaware
6.	Arizona Vacation Ownership LLC	Delaware
7.	Austin HVZ LLC	Delaware
8.	Austin HVZ TRS LLC	Delaware
9.	Austin TRS LLC	Delaware
10.	BC Key Largo TRS LLC	Delaware
11.	Beachfront Properties, Inc.	Virgin Islands
12.	Beach House TRS LLC	Delaware
13.	Benjamin Franklin Hotel, Inc.	Delaware
14.	BRE/Swiss LP	Delaware
15.	Calgary Charlotte Holdings Company	Nova Scotia
16.	Calgary Charlotte Partnership	Alberta, CN
17.	CCES Chicago LLC	Delaware
18.	CCFH Maui LLC	Delaware
19.	CCFS Philadelphia LLC	Delaware
20.	CCHH Atlanta LLC	Delaware
21.	CCHH Burlingame LLC	Delaware
22.	CCHH GHDC LLC	Delaware
23.	CCHH Host Capitol Hill LLC	Delaware
24.	CCHH Maui LLC	Delaware
25.	CCHH Reston LLC	Delaware
26.	CCHI Singer Island LLC	Delaware
27.	CCHP Waikiki LLC	Delaware
28.	CCMH Copley LLC	Delaware
29.	CCMH Coronado LLC	Delaware
30.	CCMH Costa Mesa Suites LLC	Delaware
31.	CCMH DC LLC	Delaware
32.	CCMH Denver Tech LLC	Delaware
33.	CCMH Denver West LLC	Delaware
34.	CCMH Downers Grove Suites LLC	Delaware
35.	CCMH Fin Center LLC	Delaware
36.	CCMH Fisherman’s Wharf LLC	Delaware
37.	CCMH Gaithersburg LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH Lenox LLC	Delaware
40.	CCMH Marina LLC	Delaware
41.	CCMH Metro Center LLC	Delaware
42.	CCMH Minneapolis LLC	Delaware
43.	CCMH Moscone LLC	Delaware

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES—(Continued)

44.	CCMH Newark LLC	Delaware
45.	CCMH Orlando LLC	Delaware
46.	CCMH Philadelphia AP LLC	Delaware
47.	CCMH Philadelphia Mkt. LLC	Delaware
48.	CCMH Potomac LLC	Delaware
49.	CCMH Properties II LLC	Delaware
50.	CCMH Quorum LLC	Delaware
51.	CCMH Riverwalk LLC	Delaware
52.	CCMH San Diego LLC	Delaware
53.	CCMH Santa Clara LLC	Delaware
54.	CCMH Tampa AP LLC	Delaware
55.	CCMH Tampa Waterside LLC	Delaware
56.	CCMH Times Square LLC	Delaware
57.	CCRC Amelia Island LLC	Delaware
58.	CCRC Buckhead/Naples LLC	Delaware
59.	CCRC Dearborn LLC	Delaware
60.	CCRC Marina LLC	Delaware
61.	CCRC Naples Golf LLC	Delaware
62.	CCRC Phoenix LLC	Delaware
63.	CCRC Tysons LLC	Delaware
64.	CCSH Atlanta LLC	Delaware
65.	CCSH Chicago LLC	Delaware
66.	Chesapeake Hotel Limited Partnership	Delaware
67.	Cincinnati Plaza LLC	Delaware
68.	City Center Hotel Limited Partnership	Minnesota
69.	CLMH Calgary, Inc.	Ontario
70.	CLMH Eaton Centre, Inc.	Ontario
71.	Don CeSar TRS LLC	Delaware
72.	Durbin LLC	Delaware
73.	East Camelback Residential LLC	Delaware
74.	East Side Hotel Associates, L.P.	Delaware
75.	Elcrisa S.A. de C.V.	Mexico
76.	GLIC Holdings LLC	Delaware
77.	GLIC, LLC	Hawaii
78.	Harbor-Cal S.D.	California
79.	Harbor-Cal S.D. Partner LLC	Delaware
80.	HHR AMW LLC	Delaware
81.	HHR Assets LLC	Delaware
82.	HHR Austin LLC	Delaware
83.	HHR BC Key Largo LLC	Delaware
84.	HHR Beach House LLC	Delaware
85.	HHR BT Holdings LLC	Delaware
86.	HHR BT Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
87.	HHR Calgary Holding ULC	British Columbia

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES—(Continued)

88.	HHR Downtown Miami GP LLC	Delaware
89.	HHR Downtown Miami, L.P.	Delaware
90.	HHR FIP I LLC	Delaware
91.	HHR FIP II LLC	Delaware
92.	HHR FIP III LLC	Delaware
93.	HHR FSO Land LLC	Delaware
94.	HHR FSO LLC	Delaware
95.	HHR GHDC GP LLC	Delaware
96.	HHR GHDC Limited Partnership	Delaware
97.	HHR GHSF LLC	Delaware
98.	HHR HP Waikiki GP LLC	Delaware
99.	HHR HP Waikiki, L.P.	Delaware
100.	HHR HRCP LLC	Delaware
101.	HHR Harbor Beach LLC	Delaware
102.	HHR Houston DT LLC	Delaware
103.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
104.	HHR Lauderdale Beach Limited Partnership	Delaware
105.	HHR Maui Golf LLC	Delaware
106.	HHR Naples LLC	Delaware
107.	HHR Naples Golf LLC	Delaware
108.	HHR Nashville LLC	Delaware
109.	HHR Powell Street, L.P.	Delaware
110.	HHR Powell GP LLC	Delaware
111.	HHR Rio Holdings LLC	Delaware
112.	HHR SB Condo LLC	Delaware
113.	HHR SB Holdings LLC	Delaware
114.	HHR Singer Island GP LLC	Delaware
115.	HHR Singer Island Limited Partnership	Delaware
116.	HHR St. Pete Beach LLC	Delaware
117.	HHR Waikiki Holdings LLC	Delaware
118.	HHR WRN GP LLC	Delaware
119.	HHR WRN Limited Partnership	Delaware
120.	HMC Airport, Inc.	Delaware
121.	HMC Amelia II LLC	Delaware
122.	HMC AP Canada Company	Nova Scotia
123.	HMC AP GP LLC	Delaware
124.	HMC AP LP	Delaware
125.	HMC Burlingame Hotel LP	California
126.	HMC Burlingame LLC	Delaware
127.	HMC Capital Resources LP	Delaware
128.	HMC Charlotte (Calgary) Company	Nova Scotia
129.	HMC Charlotte GP LLC	Delaware
130.	HMC Charlotte LP	Delaware
131.	HMC Chicago Lakefront LLC	Delaware

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES—(Continued)

132.	HMC Copley LP	Delaware
133.	HMC East Side LLC	Delaware
134.	HMC Gateway LP	Delaware
135.	HMC Headhouse Funding LLC	Delaware
136.	HMC Hotel Development LP	Delaware
137.	HMC Hotel Properties II Limited Partnership	Delaware
138.	HMC Hotel Properties Limited Partnership	Delaware
139.	HMC HT LP	Delaware
140.	HMC JWDC GP LLC	Delaware
141.	HMC Kea Lani LP	Delaware
142.	HMC Lenox LP	Delaware
143.	HMC Maui LP	Delaware
144.	HMC Mexpark LLC	Delaware
145.	HMC MHP II, Inc.	Delaware
146.	HMC MHP II LLC	Delaware
147.	HMC NGL LP	Delaware
148.	HMC OLS I LLC	Delaware
149.	HMC OLS I L.P.	Delaware
150.	HMC OLS II L.P.	Delaware
151.	HMC OP BN LP	Delaware
152.	HMC PLP LLC	Delaware
153.	HMC Polanco LLC	Delaware
154.	HMC Potomac LLC	Delaware
155.	HMC Properties I LLC	Delaware
156.	HMC Property Leasing LLC	Delaware
157.	HMC Reston LP	Delaware
158.	HMC Retirement Properties, L.P.	Delaware
159.	HMC Seattle LLC	Delaware
160.	HMC Suites Limited Partnership	Delaware
161.	HMC Suites LLC	Delaware
162.	HMC Times Square Hotel, L.P.	New York
163.	HMC Times Square Partner LLC	Delaware
164.	HMC Toronto Air Company	Nova Scotia
165.	HMC Toronto Airport GP LLC	Delaware
166.	HMC Toronto Airport LP	Delaware
167.	HMC Toronto EC Company	Nova Scotia
168.	HMC Toronto EC GP LLC	Delaware
169.	HMC Toronto EC LP	Delaware
170.	HMH Marina LLC	Delaware
171.	HMH Restaurants LP	Delaware
172.	HMH Rivers, L.P.	Delaware
173.	HMH Rivers LLC	Delaware
174.	HMH WTC LLC	Delaware
175.	HMT Lessee Sub (SDM Hotel) LLC	Delaware

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES—(Continued)

176.	HMT Lessee Sub I LLC	Delaware
177.	HMT Lessee Sub II LLC	Delaware
178.	HMT Lessee Sub III LLC	Delaware
179.	HMT Lessee Sub IV LLC	Delaware
180.	Host Atlanta Perimeter Ground GP LLC	Delaware
181.	Host Atlanta Perimeter Ground LP	Delaware
182.	Host Biscayne Bay Land LLC	Delaware
183.	Host California Corporation	Delaware
184.	Host Camelback I LLC	Delaware
185.	Host Camelback II LLC	Delaware
186.	Host Camelback LLC	Delaware
187.	Host Capitol Hill LLC	Delaware
188.	Host Cincinnati Hotel LLC	Delaware
189.	Host Cincinnati II LLC	Delaware
190.	Host City Center GP LLC	Delaware
191.	Host Copley GP LLC	Delaware
192.	Host Dallas Quorum Ground GP LLC	Delaware
193.	Host Dallas Quorum Ground LP	Delaware
194.	Host Denver Hotel Company	Delaware
195.	Host Denver LLC	Delaware
196.	Host East 86th Street Land LLC	Delaware
197.	Host Financing LLC	Delaware
198.	Host Fourth Avenue LLC	Delaware
199.	Host GH Atlanta GP LLC	Delaware
200.	Host Harbor Island Corporation	Delaware
201.	Host Holding Business Trust	Maryland
202.	Host Hotels & Resorts, L.P.	Delaware
203.	Host Houston Airport GP LLC	Delaware
204.	Host Houston Briar Oaks, L.P.	Delaware
205.	Host Kea Lani GP LLC	Delaware
206.	Host Kierland Developer LLC	Delaware
207.	Host Kierland GP LLC	Delaware
208.	Host Kierland LP	Delaware
209.	Host Lenox Land GP LLC	Delaware
210.	Host Maui Developer LLC	Delaware
211.	Host Maui GP LLC	Delaware
212.	Host Maui Vacation Ownership LLC	Delaware
213.	Host Minneapolis City Center Ground LLC	Delaware
214.	Host Moscone GP LLC	Delaware
215.	Host NY Downtown GP LLC	Delaware
216.	Host of Boston, Ltd.	Massachusetts
217.	Host of Houston 1979 LP	Delaware
218.	Host of Houston, L.P.	Delaware
219.	Host OP BN GP LLC	Delaware

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES—(Continued)

220.	Host Realty Hotel LLC	Delaware
221.	Host Realty LLC	Delaware
222.	Host Realty Partnership, L.P.	Delaware
223.	Host Restaurants GP LLC	Delaware
224.	Host Reston GP LLC	Delaware
225.	Host San Diego Hotel LLC	Delaware
226.	Host San Diego LLC	Delaware
227.	Host Santa Clara GP LLC	Delaware
228.	Host SH Boston Corporation	Delaware
229.	Host South Coast GP LLC	Delaware
230.	Host Swiss GP LLC	Delaware
231.	Host Tampa GP LLC	Delaware
232.	Host Times Square GP LLC	Delaware
233.	Host Times Square LP	Delaware
234.	Host Waltham Hotel LP	Delaware
235.	Host Waltham II LLC	Delaware
236.	Houston Airport Hotel Owner Limited Partnership	Delaware
237.	Houston TRS LLC	Delaware
238.	HST ACTRS LLC	Delaware
239.	HST AH Maui LLC	Delaware
240.	HST Asia/Australia Asset Manager LLC	Delaware
241.	HST Asia/Australia LLC	Delaware
242.	HST Downtown Miami LLC	Delaware
243.	HST GP San Diego LLC	Delaware
244.	HST GH San Francisco LLC	Delaware
245.	HST GP South Coast LLC	Delaware
246.	HST GP SR Houston LLC	Delaware
247.	HST Houston AP LLC	Delaware
248.	HST HRCP LLC	Delaware
249.	HST I LLC	Delaware
250.	HST II LLC	Delaware
251.	HST III LLC	Delaware
252.	HST Kierland LLC	Delaware
253.	HST Lessee Boston LLC	Delaware
254.	HST Lessee Cincinnati LLC	Delaware
255.	HST Lessee CMBS LLC	Delaware
256.	HST Lessee Denver LLC	Delaware
257.	HST Lessee San Diego LP	Delaware
258.	HST Lessee SNYT LLC	Delaware
259.	HST Lessee South Coast LP	Delaware
260.	HST Lessee SR Houston LP	Delaware
261.	HST Lessee Waltham LLC	Delaware
262.	HST Lessee West Seattle LLC	Delaware
263.	HST Lessee WSeattle LLC	Delaware

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES—(Continued)

264.	HST LT LLC	Delaware
265.	HST Powell LLC	Delaware
266.	HST RHP LLC	Delaware
267.	HST San Diego HH Lessee GP LLC	Delaware
268.	HST San Diego HH LP	Delaware
269.	HST WRN LLC	Delaware
270.	Jackson Hole Hotel Owner LLC	Delaware
271.	Jackson Hole Hotel Tenant LLC	Delaware
272.	JWDC Limited Partnership	Delaware
273.	JWDC LP Holdings Limited Partnership	Delaware
274.	Manchester Grand Resorts, Inc.	California
275.	Manchester Grand Resorts, L.P.	California
276.	Marriott Mexico City Partnership, G.P.	Delaware
277.	MFI Liquidating Agent LLC	Delaware
278.	Orlando TRS LLC	Delaware
279.	Pacific Gateway, Ltd.	California
280.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
281.	Philadelphia Airport Hotel LLC	Delaware
282.	Philadelphia Mkt. Street Lessee LLC	Delaware
283.	Phoenician Operating LLC	Delaware
284.	Phoenician Residential I LLC	Delaware
285.	Phoenician Residential II LLC	Delaware
286.	Phoenician Residential III LLC	Delaware
287.	Phoenician Residential IV LLC	Delaware
288.	PM Financial LLC	Delaware
289.	PM Financial LP	Delaware
290.	Polserv S.A. de C.V.	Mexico
291.	Potomac Hotel Limited Partnership	Delaware
292.	Propco Savannah LLC	Delaware
293.	RHP Foreign Lessee LLC	Delaware
294.	Rockledge HMC BN LLC	Delaware
295.	Rockledge HMT LLC	Delaware
296.	Rockledge Hotel LLC	Delaware
297.	Rockledge Hotel Properties, Inc.	Delaware
298.	Rockledge Minnesota LLC	Delaware
299.	Rockledge NY Times Square LLC	Delaware
300.	Rockledge Potomac LLC	Delaware
301.	Rockledge Riverwalk LLC	Delaware
302.	Rockledge Square 254 LLC	Delaware
303.	S.D. Hotels LLC	Delaware
304.	Santa Clara Host Hotel Limited Partnership	Delaware
305.	Savannah TRS LLC	Delaware
306.	SB Hotel Owner GP, L.L.C.	Delaware
307.	SB Hotel Owner, L.P.	Delaware

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES—(Continued)

308.	Seattle Host Hotel Company LLC	Delaware
309.	SNYT LLC	Delaware
310.	South Coast Host Hotel LP	Delaware
311.	Tiburon Golf Ventures Limited Partnership	Delaware
312.	Timeport, L.P.	Georgia
313.	Times Square GP LLC	Delaware
314.	Timewell Group, L.P.	Georgia
315.	VBS Propco LLC	Delaware
316.	W&S Realty Corporation of Delaware	Delaware
317.	YBG Associates LP	Delaware